EXHIBIT 32.2
Certification of the Principal Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Steven Cakebread, the Chief Financial Officer of Yext, Inc. (the “Company”), hereby certify, that, to my knowledge:
1.The annual report on Form 10-K for the fiscal year ended January 31, 2022 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
[signature page follows]

Date: March 18, 2022

/s/ Steven Cakebread
Name: Steven Cakebread Title: Chief Financial Officer